OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Supplement dated January 30, 2012 to the
Prospectus and Summary Prospectus each dated January 27, 2012

This supplement amends the Summary Prospectus and Prospectus of the above referenced fund (the "Fund").

Effective immediately, the Annual Fund Operating Expenses table is revised as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) [1]
	Class A	Class C2	Class Y2	Class I2
Management Fees[3]	0.94%	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%
Other Expenses
Other Expenses of the Fund	0.99%	0.90%	0.90%	0.58%
Other Expenses of the Subsidiary[4]	0.17%	0.17%	0.17%	0.17%
Total Other Expenses	1.16%	1.07%	1.07%	0.75%
Total Annual Fund Operating Expenses	2.42%	3.08%	2.08%	1.76%
Fee Waiver and Expense Reimbursement[5]	(1.17%)	(1.00%)	(0.93%)	(0.76%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.25%	2.08%	1.15%	1.00%

1. Expenses have been restated to reflect current fees.
2. Estimated expenses for the first full fiscal year that these classes were offered.  Classes C, Y and I are first available as of January 27, 2012.
3."Management Fees" reflects the restated management fee paid to the Manager by the Fund and the estimated gross management fee of the Subsidiary for its first fiscal year.
4. "Other Expenses of the Subsidiary" are based on estimated amounts for its first fiscal year.
5. The Manager has voluntarily agreed to waive fees and/or reimburse expenses to limit the Fund's "Total Annual Fund Operating Expenses" so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.15% for Class Y shares and 1.00% for Class I shares. The Fund's transfer agent has also voluntarily agreed to limit its fees for Classes C and Y shares to 0.35% of average annual net assets per class per fiscal year, and to 0.30% of average annual net assets per fiscal year for Class A shares. The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in underlying funds managed by the Manager or its affiliates. Each of these expense limitations may not be amended or withdrawn until after one year from the date of this prospectus. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees.

Effective immediately, the Expense Example table is revised as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$696	$1,187	$1,704	$3,118	$696	$1,187	$1,704	$3,118
Class C*	$313	$869	$1,551	$3,372	$213	$869	$1,551	$3,372
Class Y*	$118	$567	$1,043	$2,360	$118	$567	$1,043	$2,360
Class I*	$103	$484	$890	$2,027	$103	$484	$890	$2,027

* Based on estimated expenses for Classes C, Y and I shares for the first full fiscal year.

January 30, 2012

PS0853.001